Florida East Coast
INDUSTRIES

Deerwood North
A FLAGLER PROPERTY

November 13, 2003

“Unlocking the Value”

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "intend," "estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Such forward-looking statements may include, without limitation, statements that the Company does not expect that lawsuits, environmental costs, commitments, including future contractual obligations, contingent liabilities, completing negotiations that result in the ending of the 30-year ground lease in a manner satisfactory to both parties, financing availability, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program and other potential capital distributions, number of shares to be repurchased, availability of cash to fund the stock repurchase, future growth potential of the Company's lines of business, performance of the Company's product offerings, other similar expressions concerning matters that are not historical facts, and projections relating to the Company's financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward- looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customer's business cycles; industry competition; possible future changes in the Company's structure, lines of business, business and investment strategies, and related implementation; legislative or regulatory changes; technological changes; volatility of fuel prices (including volatility caused by military actions); changes in depreciation rates resulting from future railway right-of-way and equipment life studies; the ability of the Company to complete its financing plans, settle future contractual obligations as estimated in time and amount (including a satisfactory ending of the 30-year ground lease with Broward County) and conclude labor negotiations in a satisfactory way; changes in insurance markets, including increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation; natural events such as weather conditions, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences that may affect construction or cause damage to assets; the ability of the buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; buyers' ability to close transactions; the Company's future taxable income and other factors that may affect the availability and timing of utilization of the Company's deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations and the application thereof that could limit the tax benefits of the EPIK sale or of other possible transactions involving the Company; ability of the Company to execute and complete a share repurchase program; the Company's ability to pay dividends, repurchase shares or to make other distributions to shareholders; and other risks inherent in the real estate and other businesses of the Company.

Further information on these and other risk factors is included in the Company's filings with Securities and Exchange Commission, including the Company's most recently filed Forms
10-K and 10-Q. The Company assumes no obligation to update the information contained in this news release, which speaks only as of its date.

FECI completed the reclassification of Class A and Class B common stock into a single class.

2003

2000

1985

1961

1912-

1935

1896

1890

1889

1883

Florida East Coast Industries (FECI) established separate real estate company, Gran Central Corporation, now Flagler Development.

The History of

Florida East Coast Industries

Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast.
Flagler bought or acquired, through government land grants, large tracts of land in close proximity to the railroad and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

Railroad reached Daytona Beach.

Railroad reached Fort Lauderdale.

Railroad spanned 351 miles reaching Miami.

Railroad reached Key West until hurricane destroyed sea causeway.

St. Joe Company acquired 54% ownership in Florida East Coast Railway and continued strategy of land acquisitions.

FECI completed tax-free spin-off from St. Joe Company.

Florida East Coast RAILWAY

FLAGLER DEVELOPMENT COMPANY

4

Florida East Coast Industries
A Florida Railroad and Real Estate Company

Regional freight railroad that
operates 351 miles of main line
track with the most direct route
from Jacksonville to Miami and
provides intermodal drayage
services in the Southeast U.S.

Real estate development
company that develops, owns
manages, leases, acquires and
sells commercial and industrial
properties located in Florida,
primarily Jacksonville, Orlando
and Miami

Florida East Coast
Railway, L.L.C.
(“FECR”)

RAILROAD

REAL ESTATE

Flagler
Development
Company
(“FLAGLER”)

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses

Hold diverse assets that cannot be duplicated today

Regional benefits

Florida’s population is growing at twice the national average

Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

FECR is the second most profitable publicly traded railroad in North America

Management is monetizing realty

Non-strategic realty

Developed land within the Parks

Other opportunistic realty sales

At the end of the third quarter of 2003, approximately $105 million of surplus land and other property was on the market and under contract for sale

Strong balance sheet provides immediate access to inexpensive capital

Florida’s Growth Comparisons

Florida is the nation’s 4th most
populous state

Over 800 people a day move to
Florida

Florida has the 4th largest labor force

Florida’s average cost of labor is
14% lower than the national average

Florida has the 4th largest Gross
State Product, making it the 8th
largest economy in the western
hemisphere, and the 15th largest
economy in the world

Florida is the 8th largest producer of
exported goods

Florida has the 4th highest number of
business establishments

Population % Growth Rate

Employment % Growth Rate

0.9%

2.2%

0.8%

1.7%

1998-2002

2003-2010

1.5%

2.5%

1.0%

2.1%

1998-2002

2003-2010

Florida

USA

Florida

USA

Transportation

Sea Port

Port of Palm Beach

Ft. Lauderdale

Port of Miami

Drayage Operations

FECR

Hurricane Train

ATLANTA

JACKSONVILLE

MIAMI

FECR’s Transportation Reach

Customer service oriented

Strong focus on safety

Early adapter of technological
advances, for example,
remote control locomotives

Experienced, innovative
management

Excellent interchange
relationships

Florida is a consuming state
with 60% of goods moving
north to south - creates
imbalanced lane providing a
cost advantage to rail
transportation

Over 100 years of regional
understanding and
expertise

Exclusive rail service
provider for Port of Palm
Beach, Port Everglades
and Port of Miami

Favorable labor
agreements

Excellent physical plant;
Class IV

Scheduled trains

Ongoing expense
management

FECR Competitive Advantages

Major Commodity Detail

Commodities – Units

Nine Months Ended 9/30/03

Aggregate

Vehicles &

Equipment

Intermodal

Other

Commodities – Revenues

Nine Months Ended 9/30/03

28%

5%

57%

Aggregate

Vehicles &

Equipment

Other

33%

11%

36%

20%

Intermodal

10%

FECR Moves Approximately 250,000
Automobiles and over 110,000 Carloads of
Aggregate each Year*

*Based on 2002 results

FECR’s Hialeah Rail Yard

Auto Ramp
Facility

Aggregate
Facility

Intermodal
Facility

Miami
International
Airport

ConAgra Foods
Ford
KRAFT
Rinker MATERIALS
Tropicana
Del Monte Quality
Cargill
Tarmac
ExxonMobil
MORTON SALT
NASA
CHRYSLER

SYSCO
UNITED STATES POSTAL SERVICE
PEPSI
P&G
ConAgra Foods
Gerber
J.B. HUNT
SWIFT
Publix
UPS
GP Georgia-Pacific
WINN DIXIE the real deal

12

CARLOAD CUSTOMERS

INTERMODAL CUSTOMERS

FECR Customers are
Household Names

FECR Growth Strategy: Carload

Acquire new business by providing the Railway’s superior customer service, scheduled trains and cost saving solutions

Western Hay

ConAgra Foods

TROPICANA, A CARLOAD CUSTOMER STARTING IN JULY 2001.  FECR
CURRENTLY MOVES 2,300 RAILCARS PER YEAR CARRYING CHILLED JUICE
PRODUCTS FROM TROPICANA’S  FORT PIERCE PROCESSING PLANT TO OHIO
AND NEW JERSEY WITHIN 48 HOURS. TROPICANA EXPECTS SAVINGS OF
APPROXIMATELY $2 MILLION PER YEAR.

Tropicana Products, Inc.

Gold Coast Beverage Distributors

FECR Growth Strategy: Carload

Provide traditional and non-traditional solutions to meet full needs of customers

Rinker – conduit cement piping

TARMAC AMERICA AND RINKER MATERIALS – BOTH LONGSTANDING
CUSTOMERS OF FECR, MOVING OVER 110,000 CARLOADS OF CRUSHED
STONE PER YEAR ON THE RAILWAY.  TARMAC AND RINKER LOOK TO
FECR AS A STRATEGIC PARTNER, EXPLORING UNIQUE WAYS TO REDUCE
OPERATIONAL AND TRANSPORTATION COSTS AND REMAIN COMPETITIVE.

Tarmac – concrete block on boxcars

Delivering
Perfect Service
Through
2002
and
beyond
FEC
UPS
Florida East Coast
Railway Company

15

FECR Growth Strategy: Intermodal

Expand reach to new business customers from Atlanta by the Hurricane Train established in August 2001, providing over 2,700 loads to the Railway in the third quarter 2003

Revenues up 3.2% in the third quarter, for the first time in three quarters

Increase strategic relationships with LTL and TL carriers

Continue to develop strategic initiatives with CSX and/or NS

UPS: THE RAILWAY MOVES APPROXIMATELY 20,000 TRAILERS FOR

UPS, A RAIL CUSTOMER FOR OVER 10 YEARS. THE RAILWAY WAS

RECENTLY RECOGNIZED FOR PROVIDING A FULL YEAR OF FAILURE

FREE SERVICE, A RECORD AMONG ALL TRANSPORTATION

COMPANIES SERVING UPS.

PEPSI BOTTLING GROUP, A NEW INTERMODAL CUSTOMER TO THE

RAIL, IDENTIFIED COST SAVINGS OPPORTUNITIES BY CLOSING A

BOTTLING PLANT IN MIAMI AND RELIABLY MOVING PEPSI

PRODUCTS FROM THE EXISTING JACKSONVILLE BOTTLING PLANT

TO THE SOUTH FLORIDA MARKET.

FECR’s Operating Ratio is the Second Best
of Publicly Traded Railroads in North
America

1999

2000

2001

2002

79.1%*

83.6%

73.5%

85.2%

74.3%

80.0%

74.7%

80.7%

FECR

Class I RRs

88%

86%

84%

82%

80%

78%

76%

74%

72%

70%

68%

66%

*Includes Special Charges of $5.5 Million or 3% of Revenues

77.0%

YTD

9/30/03

82.9%

Railway Segment Revenue and
Operating Profit

1999

2000

2001

2002

YTD

9/30/02

$164.9

$164.8

$160.7

$166.8

Carload Revenue

Intermodal Revenue

Other Revenue

(in millions)

Drayage Revenue

** Includes Special Charges of $5.5 Million

Railway Segment Operating Profit

$34.5**

$43.7

$41.3

$42.1

2003 Rail
Revenue
expected
in range
of $177 to
$180 million.

2003
Operating
Profit
expected
comparable
to 2002

2003

Outlook

YTD
9/30/03

$30.3

$122.6

$134.2

$30.8

20

180

140

100

60

$56.8

FECR Legal Entity EBITDA* is Running
above $72M (before land sales) Reflecting
Right-of-Way Income

Railway Segment
Operating Profit

Depreciation

Operating Profit/Other
Income from
Passive Fiber,
Rail Property Rents,
Pipe & Wire,
Signboards & Other

(in millions)

Other One-time Items
Related to Rail

Gain on Land Sales

** Includes Special Charges of $5.5 Million

1999**

2000

2001

2002

YTD
9/30/02

YTD
9/30/03

*Reconciliation to the most comparable GAAP measure is provided on page 37

$59.3

$74.4

$111.7

$63.6

$71.7

0

120

100

80

60

20

40

Rail Corridor Opportunity

The FECR corridor has the long-term potential to provide passenger train service in South Florida

In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor

Regional Transportation Authority created by Florida legislature in 2003

Palm Beach County, Brevard County and Metro-Dade are exploring transit alternatives

Sample of corridor values (purchases of right-of-way)

In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida for
$264 million (Journal of Commerce, 5-19-88)

In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of rights-
of-way, and 190 acres of adjacent land parcels for $450 million (L.A. Times, 10-16-90)

In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach for $235 million (Business Wire, 12-29-94)

Looking Forward . . ..

Outlook for Railway Segment 2003 and Assumptions

Revenues are expected to range between $177 and $180 million primarily driven by drayage and carload revenues

Company expects operating profit to be comparable to 2002

Continued focus on expense management

Capital expenditures expected to range between $26 and $28 million

Outlook for 2004 and Assumptions

Revenue and operating profit growth in low single digits

Revenue growth drivers

Aggregate - new business from existing customers as Florida continues to grow

Foodstuffs - new business from new and existing customers

Intermodal - growth from improving economy, new management and Florida’s imbalanced lane

Focus on expense management, productivity improvements and safety

Flagler Development Company

Artist’s Rendering of Flagler Center Located in Jacksonville, Florida

Flagler Properties are Located in
Florida’s Growing Markets

GRAN PARK AT SOUTHPARK Orlando

DEERWOOD NORTH  Jacksonville

BEACON STATION  Miami

FLAGLER CENTER  Jacksonville

Flagler Competitive Advantages

Strong, experienced management

Established franchise of office and industrial properties

Owns, leases and manages 6.6 million square feet of office and industrial space

Owns 60 buildings in eight office/industrial parks

Developed over 2.8 million square feet since 1999

Majority of portfolio built in the 1990s

Award-winning properties in multiple markets

Expertise in both stable and growing markets

Quality land bank with building entitlements

Approximately 855 acres of entitled land reduces time to market with ability to build 14.1 million square feet

In addition, over 4,800 acres of undeveloped land, of which approximately 2,700 acres are on the market or under contract

Access to inexpensive capital (via FECI) to bridge to non-recourse mortgage financing

Flagler has Exceptional Assets in
Florida’s Strongest Markets

MIAMI

Building
Portfolio

(9/30/03)

JACKSONVILLE

ORLANDO

FT. LAUDERDALE

Flagler Center

Deerwood North

Deerwood South

Gran Park at The Avenues

duPont Center

The Office Centre at Southpoint

Gran Park at SouthPark

Flagler Plaza

Beacon Station Business Park

FECR

Land Portfolio

Approx. 4,800 Acres

(excl. FECR land)

Entitlements

855 Acres / 14.1 Mil Sq. Ft.

This chart excludes additional 591,000 sq. ft. of property in pre-
development stage.  Also, excludes SouthPark #500 building which is under contract for sale and has been classified as discontinued.

3,535,771

     230,000

3,305,771

Miami

2, 609,464

           113,000

2,496,464

Jacksonville

   762,387

-

   762,387

Orlando

6,907,622

     343,000

6,564,622

Total(s)

Total

Under
Development

Existing

Flagler Growth

“Demand driven” development in growth markets

Stopped speculative construction in early 2001

Park infrastructure in place, ready to accommodate future demand

Focus on pre-leasing and build-to-suits

Ryder World Headquarters 240,000 s.f. build-to-suit; expected completion in early 2005

Corinthian Colleges, Inc. 60,000 s.f. build-to-suit; completed in September 2003

Deerwood North 300, a 4-story, 113,000 sq. ft. office building, has been pre-leased (60%) to Main Street
America Group; expected completion late 2003

Value creation

Entitlement process

Infrastructure development

Buildings

Reinvestment of realty and land sales proceeds into income-producing properties, utilizing tax deferral strategies

Opportunistic sales of realty

Quality land bank with building entitlements in place

Capital flexibility

Non-recourse financing

Access to inexpensive bridge financing

Manage capital expenditures against market opportunity

Communications
Computer Services
Contractor
Wholesaler
Transportation/Delivery
Storage Facility
Sales & Services
Corporate Support Services
Restaurant
Real Estate Services
Professional/Consulting Firm
Distribution Services
Other
Medical Technology
Medical Sales & Service
Light Manufacturing
Insurance
Import/Export
Hospitality Services
Garment
Freight Forwarder
Financial/Banking Services

26

Flagler has a Diversified Tenant
Base

Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export

Chase Manhattan Mortgage

Tenants by Industry Group - % of Revenue

CHEP USA

Fairfield Resorts

Continental Assurance Company

Lockheed Martin

ABN-AMRO Mortgage Group

Marriott Vacation Club

Lexmark

CIT Group

Nemours Foundation

USF Worldwide

Avaya

IBM

Ryder

Mercedes-Benz USA

OfficeMax, Inc.

FedEx Ground

Arizona Chemical

Nuvell Financial

1999

2000

2001

2002

2003

Outlook

YTD

9/30/02

1999

2000

2001

2002

2003

Outlook

YTD

9/30/02

YTD
9/30/03

$60.6

$48.3

$45.9

Key Financial Metrics for Flagler*

1999

2000

2001

2002

$48.2

$53.1

$59.7

Rental and Services Revenue

$32.4

$35.5

$39.5

Rental Properties’ Operating Profit

Before D&A**

$72.5

$62.0

$56.8

$26.7

Capital Expenditures

1999

2000

2001

2002

85

81

84

Overall Occupancy (%)

$39.2

* All data on this page reflects continuing operations     ** A reconciliation to the most comparable GAAP measure is provided on page 37

82

84

84

2nd Qtr

1st Qtr

3rd Qtr

4th Qtr

95

94

91

93

85

91

92

93

88

83

2003

Outlook

2003
expected
in range of
$64 to $66
million

2003
expected
in range of
$40 to $42
million

YTD

9/30/02

YTD
9/30/03

$29.9

$30.4

$61.5

$11.0

YTD
9/30/03

87

86

(in millions)

2003
expected
in range of
$80 to $85
million

(in millions)

(in millions)

YTD
9/30/03

87

DORAL
COUNTRY CLUB
COMMUNITY
FLORIDA TURNPIKE
Phase IV
Phase II
BEACON STATION BOULEVARD
Phase III
Phase I
TO I-75
US-27 (OKEECHOBEE ROAD)

28

Creating Value at Beacon Station

Before

Land holdings purchased in the 1970s

Located northwest of Miami International
Airport

Rail access

Currently

Interchange built to provide access to the
Florida Turnpike

30 Buildings, 3.3 million sq. ft., developed with
121 tenants

Offers warehouse, office and some retail space

Future

240,000 sq. ft. build-to-suit for Ryder’s World
Headquarters underway

Existing entitlements in place to double the
square footage

Approximately 535 adjacent acres for future
development

Phase I – Beacon Station I ;  Phase II – Beacon Station II

Phase III – Section 31 ;  Phase IV – Section 8

DOWNTOWN JACKSONVILLE
ST. JOHNS RIVER
SOUTHSIDE BLVD
BEERCREEK COUNTRY CLUB COMMUNITY
I-295
ST. AUGUSTINE ROAD
I-95
INTERCHANGE
INDUSTRIAL PARK
F.E.C. RAILWAY
US 1
FLAGLER'S BARTRAM OFFICE PARK
BAPTIST HOSPITAL
OFFICE
CORKLAN DRIVE
Flagler Center
GRAN PARK JACKSONVILLE PHASE 2

29

Value Creation at Flagler Center
Located in Jacksonville

Currently

Located in Jacksonville’s highest growth area

937-acre property acquired in the 1960s

770,000 sq. ft. currently developed in 7
buildings

Signed lease with Nuvell Financial Services, a
subsidiary of GMAC, for 123,000  sq. ft.

In the Future

Interchange in progress to provide I-95 direct
access to the park, completion expected in
spring 2004

Sold 32 acres for $9.5 million to Baptist
Hospital for the construction of a 250,000 sq.
ft. hospital and a 80,000 sq. ft. physician office
building in the park

Sold 78 developable acres with an option for
additional acres to Citicorp Credit Services for
the construction of a 500,000 sq. ft. office and
production center in the park

335 developable acres remaining, with
entitlements for an additional 4.2 million sq. ft.
of future development

Realty Disposition Strategy

MIAMI RIVER PROPERTY (7.3 acres)

Currently under contract for $18.0 million

BUENA VISTA PROPERTY (56.0 acres)

Sold in December, 2002 for $34.5 million

FECR’s Properties

2004
expected
in range of
$25 to $35
million

2004

Outlook

2003 expected
in range of $95
to $110 million

2003

Outlook

$73.0

YTD

9/30/03

$88.8

$21.7

$17.5

$78.4

2002

2001

2000

1999

Flagler Developed Property Sales

Railway  Surplus Land Sales

Flagler Surplus Land Sales

Land and Realty Sales

(in millions)

The Railway and Flagler
have properties listed
for sale at asking prices
totaling approximately
$49.5 million and realty
under contract totaling
approximately $55.8
million.

FECR Property Locations

FECR / FLAGLER Property Locations

FLAGLER Property Locations

Land and Realty Disposition
Strategy

Looking Forward . . ..

Outlook for Flagler 2003

Rental and Services revenues are expected to range between $64 and $66 million

Rental Properties’ Operating Profit before Depreciation and Amortization* is expected to range between $40 and $42 million

Capital Expenditures are expected to range between $80 and $85 million

Outlook for 2004 and Assumptions

Rental and Services revenues and Rental Properties’ Operating Profit before Depreciation and Amortization* are expected to grow at 6%-8%

Capital Expenditures are expected to range between $75 and $85 million

Improve occupancy

* A reconciliation to the most comparable GAAP measure is provided on page 37

Flagler’s 2004 Capital Expenditure
$75 - $85M

2004 Capital Expenditures include:

New Building Construction, which
includes a build-to-suit for Ryder’s World
Headquarters in Beacon Station

Continue to enhance Parks by providing
key infrastructure

Flagler Center, including the completion of
I-95 Interchange that will provide direct
access to the Park

SouthPark II in Orlando

Existing Operating Properties: tenant
improvements and maintenance capital
expenditures

(in millions)

2000

2001

2002

2003

Outlook

2004

Outlook

Acquisition

Existing Operating Properties

Infrastructure

New Building Construction

$80-$85

$26.7

$56.8

$62.0

$75-$85

100

90

80

70

60

50

40

30

20

10

0

Florida East Coast Industries
Has a Strong Balance Sheet

(in millions of dollars)

*The Company received a $74.6M  tax refund in April 2003.  In addition, a Federal NOL carry forward of $74.5M (pre-tax) was available for 2003 and future years.

September 30, 2003

December 31, 2002

(unaudited)

Assets

Cash and cash equivalents

$

92.0

83.9

Other current assets*

78.1

121.2

Properties, less accumulated depreciation

810.3

795.7

Other assets and deferred charges

21.4

50.4

Total assets

$

1,001.8

1,051.2

Liabilities and shareholders’ equity

Short-term debt

$

2.8

2.6

Other current liabilities

71.8

47.8

Deferred income taxes*

143.1

122.1

Long-term debt

239.0

294.1

Accrued casualty, deferred revenue and other long-term liabilities

10.7

11.3

Shareholders’ equity

534.4

573.3

Total liabilities and shareholders’ equity

$

1,001.8

1,051.2

Shareholders’ Distributions

On May 28, 2003, the Company increased the quarterly dividend by 60%

On August 28, 2003, the Company announced a program to repurchase up to
$75 million of common stock

On September 22, 2003, the Company announced completion of the reclassification of all its Class A and Class B common stock into a single class

On September 25, 2003, the Company paid a $1.50 per share special dividend to all shareholders

Possible additional distributions as future realty sales generate surplus cash

FLAGLER
DEVELOPMENT COMPANY

FEC Florida East Coast
RAILWAY

36

Florida East Coast Industries
Unlocking the Value

Success in gaining new
customers

Providing superior customer
service

Cost advantage compared
to truck transportation

Strong customer base

Railway franchise

Right-of-way income

Highly profitable, with
strong cash flow to
support realty growth

Surplus land on the market
and under contract

High quality land bank with
building entitlements

Access to inexpensive
capital

60 owned buildings in eight
office/industrial parks
located in Florida’s growth
markets

Strong reputation, seasoned
management

Surplus land on the market
and under contract

Adding entitlements to existing
land

Developing entitled lands,
providing infrastructure and
access

Selling surplus land on the
market and under contract

Potential to realize corridor
value

Realizing ancillary rail revenue

Continue to monetize other
non-core assets

Eliminated dual-class equity
structure

Increased dividends by 60% in
the second quarter of 2003

Announced share repurchase
program

Paid special dividend to
shareholders

UNLOCKING
THE VALUE

Reconciliation of Non-GAAP to
GAAP Measures

$40-42

24.0

$16-18**

Forecast

2003

(0.4)

(.009)

0.0

(0.4)

0.3

0.3

Interest (income) expense

$30.3

$26.8

$57.9

$34.2

$36.9

$26.6

Total FECR legal entity net
income

$30.3

17.0

$13.3**

$63.6

18.9

14.8

$45.5

14.7

$30.8

9
Months
ended
9/30/03

$29.9

15.7

$14.2**

$56.8

16.8

13.2

$43.4

13.1

$30.3

9
Months
ended
9/30/02

$39.2**

20.8**

$18.4**

$111.7

35.9

17.9

$59.9

17.8

$42.1

2002

$71.7

$74.4

$59.3

Total FECR legal entity
EBITDA

$19-20**

$19.5**

$18.4**

$17.9

Flagler’s rental properties’
operating profit

24.0

20.0**

17.1**

14.5

Rental properties’ D&A
expenses

$43-$44

$39.5**

$35.5**

$32.4

Rental properties’
operating profit before D&A
expense

21.3

22.1

17.7

Income tax expense

16.6

15.1

14.7

Depreciation expense

$57.7

$58.5

$49.1

Railway Segment’s
operating profit before
depreciation

$41.3

$43.7

$34.5*

Railway Segment’s
operating profit

16.4

14.8

14.6

Railway Segment’s -
depreciation expense

Forecast

2004

2001

2000

1999

(in millions)

*1999 includes special charges of $5.5 million   **Data reflects continuing operations